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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 30, 1995

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                                   PRONET INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-16029                  75-1832168
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

        600 DATA DRIVE
          SUITE 100
         PLANO, TEXAS
(Address of principal executive                                      75075
          offices)                                                 (Zip code)

       Registrant's telephone number, including area code: (214) 964-9500


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ITEM 5.   OTHER EVENTS.

     A.  ADOPTION OF SHAREHOLDERS RIGHTS PLAN.   On March 30, 1995, the Board of
Directors of ProNet Inc., a Delaware corporation (the "Company"), declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable to the stockholders of record on April 10, 1995 (the "Record Date"). As of March 31, 1995, 6,128,131 Common Shares were issued and outstanding. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Shares"), of the Company, at a price of $105 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of April 5, 1995 between the Company and Chemical Shareholder Services Group, Inc., as Rights Agent (the "Rights Agent").

     DETACHMENT OF RIGHTS; EXERCISE. Initially, the Rights will attach to all Common Share certificates representing outstanding shares and no separate Right Certificate will be distributed. The Rights will separate from the Common Shares and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding Voting Shares (as defined in the Rights Agreement) of the Company, or (ii) 10 business days following the commencement or announcement of an intention to commence a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of such outstanding Voting Shares.

     Until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced, with respect to the Common Shares outstanding on the Record Date, by the certificates representing such Common Shares with a copy of the Summary of Rights to Purchase Preferred Shares included as Exhibit 4.4 hereto (the "Summary of Rights") attached thereto,
(ii) the Rights will be transferred with and only with the Common Shares,
(iii) new Common Share certificates issued after the Record Date, upon transfer or new issuance of the Common Shares, will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on April 10, 2005 (the "Final Expiration Date"), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

     If a person or group were to acquire 20% or more of the Voting Shares of the Company, each Right then outstanding (other than Rights beneficially owned by the Acquiring Person which would become null and void) would become a right to buy that number of Common Shares (or under certain circumstances, the equivalent number of one one-thousandths of a Preferred Share) that at the time of such acquisition would have a market value of two times the Purchase Price of the Right.

     If the Company were acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Right.

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     PREFERRED SHARES.  The dividend and liquidation rights, and the non-
redemption feature, of the Preferred Shares are designed so that the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right will approximate the value of one Common Share. The Preferred Shares issuable upon exercise of the Rights will be non-redeemable and rank junior to all other series of the Company's preferred stock. Each whole Preferred Share will be entitled to receive a quarterly preferential dividend in an amount per share equal to the greater of (i) $1.00 in cash, or (ii) in the aggregate, 1,000 times the dividend declared on the Common Shares. In the event of liquidation, the holders of the Preferred Shares will be entitled to receive a preferential liquidation payment equal to the greater of (i) $1,000 per share, or (ii) in the aggregate, 1,000 times the payment made on the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash or other property, each whole Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Each whole Preferred Share shall be entitled to 1,000 votes on all matters submitted to a vote of the stockholders of the Company, and Preferred Shares shall generally vote together as one class with the Common Stock and any other capital stock on all matters submitted to a vote of stockholders of the Company.

     The offer and sale of the Preferred Shares issuable upon exercise of the Rights will be registered with the Securities and Exchange Commission and such registration will not be effective until the Rights become exercisable.

     ANTIDILUTION AND OTHER ADJUSTMENTS. The number of one one-thousandths of a Preferred Share or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

     The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     EXCHANGE OPTION. At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Voting Shares of the Company and before the acquisition by a person or group of 50% or more of the outstanding Voting Shares of the Company, the Board of Directors may, at its option, issue Common Shares in mandatory redemption of, and in exchange for, all or part of the then outstanding and exercisable Rights (other than Rights owned by such person or group which would become null and void) at an exchange ratio of one Common Share (or one one-thousandth of a Preferred Share) for each two Common Shares for which each Right is then exercisable, subject to adjustment.

     REDEMPTION OF RIGHTS. At any time prior to the first public announcement that a person or group has become the beneficial owner of 20% or more of the outstanding Voting Shares, the Board of Directors of the Company may redeem all but not less than all the then outstanding Rights at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     NO RIGHTS AS STOCKHOLDER. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     AMENDMENT OF RIGHTS. The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to extend the Final Expiration Date, and, provided a Distribution Date has not occurred, to extend the period during which the Rights may be redeemed, except that after the first public announcement that a person or group has become


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the beneficial owner of 20% or more of the outstanding Voting Shares, no such amendment may materially and adversely affect the interests of the holders of the Rights.

     The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, form of Certificate of Designation of Series A Junior Participating Preferred Stock, form of Right Certificate, form of the Summary of Rights and the specimen of the legend to be placed on new Common Share certificates, filed as exhibits hereto and incorporated by reference herein.

     B.   AMENDMENT TO BYLAWS.

     On March 30, 1995, the Board of Directors of the Company adopted a resolution amending Article II, Section 3 of the Bylaws of the Company to provide that thereafter special meetings of stockholders shall be called only at the direction of the Chief Executive Officer, the President or the Board of Directors. A copy of such resolution is attached hereto as Exhibit 3.1 and the restated Bylaws of the registrant incorporating such amendment are attached hereto as Exhibit 3.2.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     3.1 Resolution adopting amendment to Bylaws of the registrant regarding the calling of special meetings of stockholders.

     3.2  Restated Bylaws of the registrant.

     4.1 Rights Agreement, dated as of April 5, 1995, between the Company and the Rights Agent, specifying the terms of the Rights, which includes the form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights as Exhibit C (incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995).

     4.2 Form of Certificate of Designation of Series A Junior Participating Preferred Stock (included as Exhibit A to the Rights Agreement (Exhibit 4.1 hereto, incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995)) setting forth the terms of the Series A Junior Participating Preferred Stock, par value $1.00 per share.

     4.3 Form of Right Certificate (included as Exhibit B to the Rights Agreement (Exhibit 4.1 hereto, incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995)). Pursuant to the Rights Agreement, printed Right Certificates will not be delivered until as soon as practicable after the Distribution Date.

     4.4 Form of Summary of Rights to Purchase Preferred Shares (included as Exhibit C to Rights Agreement (Exhibit 4.1 hereto, incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7,
1995)) which, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights prior to the Distribution Date.

     4.5 Specimen of legend to be placed, pursuant to Section 3(d) of the Rights Agreement, on all new Common Share certificates issued by the Company after April 10, 1995 and prior to the Distribution Date upon transfer, exchange or new issuance (incorporated by reference to Exhibit 5 to the registrant's Registration Statement on Form 8-A dated April 7, 1995).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRONET INC.



Date: April 19, 1995               By:   /s/ Mark A. Solls
                                      -------------------------------
                                   Name:     Mark A. Solls
                                   Title:    Secretary and General Counsel


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                                INDEX TO EXHIBITS

     Exhibit                                                           Page
     Number              Description                                  Number
     -------             -----------                                  ------

     3.1 Resolution adopting amendment to Bylaws of the registrant regarding the calling of special meetings of stockholders.

     3.2       Restated Bylaws of the registrant.

     4.1 Rights Agreement, dated as of April 5, 1995, between the Company and the Rights Agent, specifying the terms of the Rights, which includes the form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights as Exhibit C (incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995).

     4.2 Form of Certificate of Designation of Series A Junior Participating Preferred Stock (included as Exhibit A to the Rights Agreement (Exhibit 4.1 hereto, incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995)) setting forth the terms of the Series A Junior Participating Preferred Stock, par value $1.00 per share.

     4.3 Form of Right Certificate (included as Exhibit B to the Rights Agreement (Exhibit 4.1 hereto, incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995)). Pursuant to the Rights Agreement, printed Right Certificates will not be delivered until as soon as practicable after the Distribution Date.

     4.4 Form of Summary of Rights to Purchase Preferred Shares (included as Exhibit C to Rights Agreement (Exhibit 4.1 hereto, incorporated by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A dated April 7, 1995)) which, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights prior to the Distribution Date.

     4.5       Specimen of legend to be placed, pursuant to
               Section 3(d) of the Rights Agreement, on all new Common Share certificates issued by the Company after April 10, 1995 and prior to the Distribution Date upon transfer, exchange or new issuance (incorporated by reference to Exhibit 5 to the registrant's Registration Statement on Form 8-A dated April 7, 1995).



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